November 24, 1999

Supplement to the Prospectus of
Pioneer Real Estate Shares
Class A, Class B and Class C Shares
dated May 3, 1999

Pioneer Real Estate Shares Class Y Shares
dated May 3, 1999

The following information supplements the corresponding section of the prospectus.

Subadvisor

The subadvisory agreement between Pioneer Investment Management, Inc., the fund’s investment advisor, and Boston Financial Securities, Inc. was terminated as of November 3, 1999 in connection with the purchase of The Boston Financial Group by Lend Lease Real Estate Investments, Inc. In addition, Fred N. Pratt, Jr., chairman of the board and chief executive officer of The Boston Financial Group, resigned as Trustee of the fund effective November 3, 1999. Day-to-day management of the fund’s portfolio continues to be the responsibility of Matthew L. Ostrower.

7456-00-1199
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